Future accounting developments	6 Months Ended
Apr. 30, 2019
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Future accounting developments
5.	Future accounting developments

There are no significant updates to the future accounting developments disclosed in Note 5 of the Bank’s audited consolidated financial statements in the 2018 Annual Report, other than the following:

IFRS 16 – Leases

In January 2016, the IASB issued IFRS 16 Leases (“IFRS 16”), which will replace IAS 17 Leases (IAS 17), requiring a lessee to recognize an asset for the right to use the leased item and a liability for the present value of its future lease payments. IFRS 16 will result in all operating leases being recorded on the Bank’s balance sheet as a right-of-use (“ROU”) asset with a corresponding lease liability. The Bank will also recognize amortization expense on the ROU asset and interest expense on the lease liability in the statement of income. IFRS 16 substantially carries forward the lessor accounting requirements in IAS 17.

IFRS 16 is effective for the Bank on November 1, 2019. The Bank plans to adopt IFRS 16 by adjusting the Consolidated Statement of Financial Position on the date of adoption with no restatement of comparative periods.

IFRS 17 – Insurance Contracts

The Bank is required to adopt IFRS 17 Insurance Contracts (“IFRS 17”) on November 1, 2021. The standard will impact the Bank’s Canadian and international insurance businesses. The standard impacts the recognition and measurement of insurance contracts.

The IASB is proposing some amendments to IFRS 17, including a proposal to defer the effective date, by one year, to annual periods on or after January 1, 2022. The Bank will continue to monitor developments related to the standard and provide further updates as final decisions are published by the IASB.